UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

BrandywineGLOBAL —

GLOBAL UNCONSTRAINED BOND FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate positive returns that are independent of market cycles.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of BrandywineGLOBAL — Global Unconstrained Bond Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notices

Effective June 7, 2020, there was a change in the Fund’s principal investment strategy. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from -5 to +8 years (before June 7, 2020, -5 to +5 years). The Fund’s investments may be of any duration. For more information, please see the Fund’s prospectus supplement dated May 7, 2020.

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	BrandywineGLOBAL — Global Unconstrained Bond Fund

Subsequent event notice

Effective December 31, 2020, Tracy Chen, CFA, CAIA and Brian Kloss, JD, CPA, each a Portfolio Manager at Brandywine Global Investment Management, LLC (“Brandywine Global”), the Fund’s subadviser, will join the Fund’s portfolio management team. Additionally, it is anticipated that Stephen Smith will step down as a member of the Fund’s portfolio management team effective December 31, 2020, and transition to an advisory role at Brandywine Global. For additional information, please see the supplement to the Fund’s prospectus dated December 9, 2020.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com.Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals. Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

BrandywineGLOBAL — Global Unconstrained Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed income securities, currencies and derivatives. The Fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds; currencies; and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures. The Fund is “unconstrained” in that we do not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index.

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, if any, in fixed income securities or other instruments with similar economic characteristics. Fixed income securities in which the Fund may invest are debt securities issued or guaranteed by national governments, their agencies or instrumentalities and political sub-divisions (including inflation index- linked securities and municipal bonds); debt securities of supranational organizations such as bonds, debentures and freely transferable promissory notes; corporate debt securities, including debentures, bonds (including zero coupon bonds), convertible and non-convertible notes, commercial paper, certificates of deposits, freely transferable promissory notes and bankers acceptances issued by industrial, utility, finance, commercial banking or bank holding company organizations; mortgage-backed securities (including collateralized debt obligations); asset-backed securities; emerging markets debt; and high yield debt (often called “junk bonds”).

While the Fund may invest in securities of any rating level, or unrated securities, we intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund will invest in both investment grade and below investment grade securities (commonly known as “junk bonds”) and currencies of developed and emerging countries.

The Fund typically has significant exposure to foreign currencies and foreign countries. As a global fund, under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. Normally, the Fund will not invest more than 20% of the Fund’s assets in securities or issuers in any one foreign country, other than the United States, Canada, the United Kingdom, Japan, Australia and member countries of the European Union, or denominated in any one currency, other than the U.S. dollar, the Canadian dollar, the pound, the euro, the Australian dollar or the yen.

The Fund may invest in securities of any maturity. The weighted average effective durationi of the Fund’s portfolio, including derivatives, is expected to range from -5 to +8 years. The

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	1

Fund overview (cont’d)

Fund may have a negative weighted average effective duration due to holding certain instruments that have negative effective duration, such as through the use of derivative instruments.

The Fund achieves certain investment exposures, including short positions, primarily through derivative transactions, including foreign currency forwards, bond futures, interest rate futures, swaps (including interest rate, total return and inflation swaps), credit default swaps, credit default swap index products, instruments involved in currency risk management strategies, including cross hedges, options and options on futures and warrants. The Fund may use derivatives in an effort to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund’s use of derivatives may be extensive. However, the notional principal of the Fund’s aggregate net short currency exposure will not be greater than 70% of the Fund’s total assets.

The Fund’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that we believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates, bonds or currencies that we believe are overvalued, will fall in value and can potentially generate returns. We consider secular trends, political and monetary conditions and business cycle, and material and relevant environmental, social and governance (ESG) risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy and financial markets were impacted by the COVID-19 pandemic for much of the twelve-month reporting period ended October 31, 2020. Looking at the U.S. economy, fourth quarter 2019 annualized gross domestic product (GDP)ii growth was 2.4%. Lockdowns and social distancing then started to take their toll on the economy, as the Commerce Department reported that first quarter 2020 annualized GDP growth was -5.0%. Second quarter of 2020 annualized GDP growth then contracted 31.4%, marking the steepest quarterly decline on record. The economy then rebounded, as the initial estimate for third quarter of 2020 GDP growth was 33.1%.

Against this backdrop, the Federal Reserve Board (“Fed”)iii took a number of unprecedented actions to support the economy and the proper functioning of the financial markets. With the acceleration of the pandemic the Fed took a number of aggressive actions in

2	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

March 2020. First, on March 3, 2020 the Fed lowered the federal funds rateiv from a range between 1.50% and 1.75% to a range between 1.00% and 1.25%. Then, on March 15, 2020 the Fed lowered the federal funds rate to a range between 0.00% and 0.25%. In addition, the Fed announced that, “over coming months the Committee will increase its holdings of Treasury securities by at least $500 billion and its holdings of agency mortgage-backed securities by at least $200 billion.” On March 23, 2020 the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and introduced a new credit facility to buy investment-grade credit rated down to BBB- in the primary and secondary markets. During the second quarter of 2020, the Fed expanded its credit facilities to include the purchase of individual corporate bonds, which supported spread tightening. In August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Its new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain “low for longer.” Finally, at its meeting in September 2020, projections from individual members of the Federal Open Market Committeev indicated that rates could stay anchored near zero through 2023.

Turning to the fixed income markets, they generated mixed results over the twelve-month reporting period ended October 31, 2020. Most spread sectors (non-Treasuries) underperformed equal duration Treasuries, given periods of heightened risk aversion. This was driven by the ongoing pandemic, sharply falling global growth, aggressive monetary policy accommodation, ongoing trade conflicts, and a number of geopolitical issues.

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.52% and rose as high as 1.68% on November 7 and 8, 2019. The low for the period of 0.11% occurred several times toward the end of July 2020, the beginning of August 2020, and the end of September 2020, and ended the period at 0.14%. The yield for the ten-year Treasury began the reporting period at 1.69% and moved as high as 1.94% on November 8, 2019. The low of 0.52% occurred on August 4, 2020 and ended the period at 0.88%.

All told, the Bloomberg Barclays U.S. Aggregate Indexvi returned 6.19% for the twelve months ended October 31, 2020. For comparison purposes, riskier fixed income securities, including high-yield bond and emerging market debt, produced weaker results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii and the JPMorgan Emerging Markets Bond Index Globalviii returned 3.42% and 1.97%, respectively.

Q. How did we respond to these changing market conditions?

A. Far and away the most significant event to occur during the reporting period was the outbreak of COVID-19. During the market selloff in the spring of 2020 we rotated into U.S. investment-grade corporate bonds, as we saw opportunity in the sector and sold out of a number of sovereigns, particularly Australia, Poland, and Malaysia. As a result of the shift, we increased the overall duration of the portfolio by over four years, with most coming from the new corporate bonds and the closing of the short bond futures.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	3

Fund overview (cont’d)

Going forward, our base case is for global growth to continue improving, possibly faster than expected, especially if a credible and widely available vaccine is launched. Bond yields in the developed sovereign bond markets are very extended. Meanwhile, corporate bond spreads have retreated to more normal levels from the anomalous state of the market earlier this year. In our view, these yields could narrow another 25 basis pointsix, or to historically normal spreads, as the recovery progresses and corporate profitability improves.

Despite the decline in the U.S. dollar since March 2020, the currency remains overvalued on almost any basis of comparison. Balance-of-payment flows have become harder to read during the pandemic, but the outlook for the U.S. budget and current account deficit argue for the currency to be weaker the further out the time horizon. Sterling is by far the most undervalued of the major currencies given the byproduct of the arduous Brexit process.

As an asset class, emerging market currencies display one of the largest price anomalies relative to traditional metrics. This is an asset class that has not gained much traction, which in some ways speaks to the broader macro outlook. Global growth is picking up, but a sense of strength to the expansion is not there yet. We find the degree to which various emerging countries have tried to follow the path of modern monetary theory (MMT) quite incredible, which means that any currency or duration inclusion in the portfolio requires more than the usual attention. Where we do see the biggest opportunity within this group is commodity-related countries, which explains why Chile, Colombia, and Brazil are in the portfolio, as well as Mexico.

During the reporting period, the Fund used interest rate futures to manage its bond exposure. The use of these instruments contributed to performance. Currency forwards, which were used to manage the Fund’s currency exposures, were a headwind for results.

Performance review

For the twelve months ended October 31, 2020, Class A shares of BrandywineGLOBAL — Global Unconstrained Bond Fund, excluding sales charges, returned 1.89%. The Fund’s unmanaged benchmark, the FTSE 3-Month U.S. Treasury Bill Indexx, returned 0.86% for the same period. The Lipper Alternative Global Macro Funds Category Averagexi returned 0.06% over the same time frame.

4	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
BrandywineGLOBAL — Global Unconstrained Bond Fund:
Class A	6.22%	1.89%
Class C	5.83%	1.18%
Class C1[1]	6.00%	1.44%
Class FI	6.14%	1.90%
Class R	6.06%	1.64%
Class I	6.36%	2.24%
Class IS	6.43%	2.28%
FTSE 3-Month U.S. Treasury Bill Index	0.09%	0.86%
Lipper Alternative Global Macro Funds Category Average	6.44%	0.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2020 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.33%, 0.75%, 1.00%, 1.40%, 1.12%, 1.71% and 1.81%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R shares would have been 1.11%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.10%, 1.84%, 1.60%, 1.25%, 1.43%, 0.98% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	5

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s performance was its U.S. investment-grade corporate bond holdings. We regarded the significant widening of corporate spreads during the first quarter of 2020 and subsequent policy initiative as the kind of classic opportunity that we seek. We rotated heavily into this sector during the second quarter of 2020, to an approximate 35% weighting on the basis of market value and approximately half of the duration in the portfolio. More corporate spread tightening during the third quarter of 2020 further enhanced the Fund’s results.

Select emerging market bond and currency exposures were additive as well. Despite the decline at the start of the calendar year, the rebound starting in the Spring was very strong. Emerging market tailwinds were provided by Chinese economic data, which continued to show signs of improvement, while increased demand and the return of some manufacturing helped raw materials to recover. Furthermore, many developing markets have been able to implement their own fiscal and monetary remedies, with some even resorting to quantitative easing, which was also beneficial. In particular, local currency sovereign bond positions in Mexico and Indonesia benefited performance.

Q. What were the leading detractors from performance?

A. Much of the performance detraction came from our currency exposures, including the Brazilian real, Russian ruble, and Australian dollar. The risk-off selling of investors during the start of the COVID-19 pandemic affected many currencies, including the Brazilian real. However, instead of participating in the later emerging market asset rebound, the currency tumbled as economic headwinds remained for the country and the pandemic pushed Brazil’s public sector debt to a record 86% of gross domestic product in July 2020. For the ruble, the position was adversely impacted by rising COVID-19 cases, inflation, and geopolitical risks within Russia. Lastly, a short position in the Australian dollar as a risk-off hedge was a drag

6	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

on performance. The Australian dollar appreciated significantly, as improving Purchasing Managers’ Indexxii data in China helped lift the currencies of its trading partners.

Thank you for your investment in BrandywineGLOBAL — Global Unconstrained Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

John P. Mclntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

November 30, 2020

RISKS: Fixed income securities are subject to interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High yield bonds are generally subject to greater price volatility, illiquidity, and possibility of default than investment grade bonds. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	7

Fund overview (cont’d)

economic, political and legal systems that are less developed and are less stable than those of more developed countries. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors. While the portfolio managers may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The portfolio manager does not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index and during times of market rallies, the Fund may not perform as well as other Funds that seek to outperform an index. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may increase volatility and possibility of loss. Active management does not ensure gains or protect against market declines. As a non-diversified fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

8	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Federal Open Market Committee is the branch of the Federal Reserve System that determines the direction of monetary policy.

vi

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	A basis point is one-hundredth (1/100 or 0.01) of one percent.

[x]	The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 216 funds for the six-month period and among the 211 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

xii

The Purchasing Managers’ Index (PMI) is an index of the prevailing direction of economic trends in the manufacturing and service sectors. It consists of a diffusion index that summarizes whether market conditions, as viewed by purchasing managers, are expanding, staying the same, or contracting.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019 and does not include derivatives, such as future contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

10	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.22%	$1,000.00	$1,062.20	1.20%	$6.22	Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class C	5.83	1,000.00	1,058.30	1.83	9.47	Class C	5.00	1,000.00	1,015.94	1.83	9.27
Class C1	6.00	1,000.00	1,060.00	1.56	8.08	Class C1	5.00	1,000.00	1,017.29	1.56	7.91
Class FI	6.14	1,000.00	1,061.40	1.17	6.06	Class FI	5.00	1,000.00	1,019.25	1.17	5.94
Class R	6.06	1,000.00	1,060.60	1.45	7.51	Class R	5.00	1,000.00	1,017.85	1.45	7.35
Class I	6.36	1,000.00	1,063.60	0.85	4.41	Class I	5.00	1,000.00	1,020.86	0.85	4.32
Class IS	6.43	1,000.00	1,064.30	0.75	3.89	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	11

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

12	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/20	1.89%	1.18%	1.44%	1.90%	1.64%	2.24%	2.28%
Five Years Ended 10/31/20	2.04	1.39	1.61	2.13	1.77	2.39	2.50
Inception* through 10/31/20	2.49	1.31	2.02	2.68	2.36	2.85	1.66

With sales charges[3]	Class A	Class C	Class C1[2]	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/20	-0.42%	0.18%	1.44%	1.90%	1.64%	2.24%	2.28%
Five Years Ended 10/31/20	1.58	1.39	1.61	2.13	1.77	2.39	2.50
Inception* through 10/31/20	2.25	1.31	2.02	2.68	2.36	2.85	1.66

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/11 through 10/31/20)	26.88%
Class C (Inception date of 8/1/12 through 10/31/20)	11.29
Class C1 (Inception date of 2/28/11 through 10/31/20)	21.39
Class FI (Inception date of 10/31/11 through 10/31/20)	26.91
Class R (Inception date of 10/31/11 through 10/31/20)	23.31
Class I (Inception date of 2/28/11 through 10/31/20)	31.28
Class IS (Inception date of 3/1/13 through 10/31/20)	13.49

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*

Inception dates for Class A, C, C1, FI, R, I and IS shares are February 28, 2011, August 1, 2012, February 28, 2011, October 31, 2011, October 31, 2011, February 28, 2011 and March 1, 2013, respectively.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of BrandywineGLOBAL — Global Unconstrained Bond Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 31, 2020

Value of $1,000,000 invested in

Class I Shares of BrandywineGLOBAL — Global Unconstrained Bond Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 31, 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

14	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

†

Hypothetical illustration of $10,000 invested in Class A and C1 shares and $1,000,000 invested in Class I shares of BrandywineGLOBAL — Global Unconstrained Bond Fund on February 28, 2011 (inception date), assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the FTSE 3-Month U.S. Treasury Bill Index (formerly known as the Citigroup 3-month U.S. Treasury Bill Index). The FTSE 3-Month U.S. Treasury Bill Index (the “Index”) is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	15

Schedule of investments

October 31, 2020

BrandywineGLOBAL — Global Unconstrained Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 42.1%
Consumer Discretionary — 4.5%
Automobiles — 4.3%
Ford Motor Credit Co. LLC, Senior Notes (3 mo. USD LIBOR + 0.810%)	1.044%	4/5/21	18,725,000	$18,486,749	(a)
General Motors Co., Senior Notes	6.250%	10/2/43	3,830,000	4,717,319
General Motors Co., Senior Notes	5.950%	4/1/49	6,915,000	8,468,589
Total Automobiles				31,672,657
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	3.600%	7/1/30	590,000	681,827
McDonald’s Corp., Senior Notes	3.625%	9/1/49	785,000	877,667
Total Hotels, Restaurants & Leisure				1,559,494
Total Consumer Discretionary				33,232,151
Energy — 5.4%
Oil, Gas & Consumable Fuels — 5.4%
Apache Corp., Senior Notes	4.750%	4/15/43	4,725,000	4,193,438
Apache Corp., Senior Notes	4.250%	1/15/44	940,000	799,000
Apache Corp., Senior Notes	5.350%	7/1/49	535,000	466,788
Devon Energy Corp., Senior Notes	5.600%	7/15/41	810,000	834,458
Devon Energy Corp., Senior Notes	5.000%	6/15/45	385,000	372,742
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	5,730,000	6,025,580
Hess Corp., Senior Notes	5.600%	2/15/41	2,455,000	2,632,356
Hess Corp., Senior Notes	5.800%	4/1/47	1,810,000	2,021,078
Petroleos Mexicanos, Senior Notes	6.750%	9/21/47	15,405,000	11,983,472
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	12,715,000	10,582,885
Total Energy				39,911,797
Financials — 21.7%
Banks — 15.1%
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	14,985,000	18,345,291	(a)
Bank of Montreal, Senior Notes (SOFR + 0.680%)	0.768%	3/10/23	16,735,000	16,856,890	(a)
Bank of Nova Scotia, Senior Notes (SOFR + 0.550%)	0.639%	9/15/23	15,985,000	16,029,321	(a)
Canadian Imperial Bank of Commerce, Senior Notes (SOFR + 0.800%)	0.888%	3/17/23	15,405,000	15,511,433	(a)
Citibank NA, Senior Notes (3 mo. USD LIBOR + 0.350%)	0.607%	2/12/21	23,305,000	23,321,061	(a)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.025%)	1.240%	7/26/21	7,315,000	7,363,135	(a)

See Notes to Financial Statements.

16	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

BrandywineGLOBAL — Global Unconstrained Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then 3 mo. USD LIBOR + 3.770%)	4.478%	4/4/31	6,725,000	$8,079,859	(a)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. USD LIBOR + 4.240%)	5.013%	4/4/51	4,625,000	6,278,863	(a)
Total Banks				111,785,853
Capital Markets — 4.2%
Daimler Finance North America LLC, Senior Notes (3 mo. USD LIBOR + 0.450%)	0.706%	2/22/21	12,285,000	12,294,512	(a)(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.750%)	1.006%	2/23/23	18,620,000	18,713,108	(a)
Total Capital Markets				31,007,620
Consumer Finance — 1.0%
American Express Co., Senior Notes (3 mo. USD LIBOR + 0.600%)	0.849%	11/5/21	7,365,000	7,400,076	(a)
Insurance — 1.4%
Metropolitan Life Global Funding I, Secured Notes (SOFR + 0.570%)	0.659%	1/13/23	9,870,000	9,914,046	(a)(b)
Total Financials				160,107,595
Industrials — 4.7%
Aerospace & Defense — 1.3%
Boeing Co., Senior Notes	5.805%	5/1/50	3,440,000	4,060,513
Boeing Co., Senior Notes	3.950%	8/1/59	2,780,000	2,481,507
Boeing Co., Senior Notes	5.930%	5/1/60	2,350,000	2,795,737
Total Aerospace & Defense				9,337,757
Airlines — 1.9%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	2,680,000	2,776,738
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	1,585,000	1,326,864
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	2,300,000	2,512,461	(b)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	6,935,000	7,722,338
Total Airlines				14,338,401
Machinery — 1.5%
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.230%)	0.480%	3/15/21	11,075,000	11,085,333	(a)
Total Industrials				34,761,491
Information Technology — 3.8%
Electronic Equipment, Instruments & Components — 0.4%
Jabil Inc., Senior Notes	3.000%	1/15/31	3,335,000	3,377,657

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

BrandywineGLOBAL — Global Unconstrained Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.7%
Intel Corp., Senior Notes	4.750%	3/25/50	2,740,000		$3,750,523
Intel Corp., Senior Notes	4.950%	3/25/60	1,160,000		1,690,334
Total Semiconductors & Semiconductor Equipment					5,440,857
Software — 1.9%
Oracle Corp., Senior Notes	3.600%	4/1/50	6,390,000		7,041,441
Oracle Corp., Senior Notes	3.850%	4/1/60	6,000,000		6,835,710
Total Software					13,877,151
Technology Hardware, Storage & Peripherals — 0.8%
Hewlett Packard Enterprise Co., Senior Notes	6.200%	10/15/35	4,575,000		5,670,089
Total Information Technology					28,365,754
Materials — 2.0%
Metals & Mining — 2.0%
Anglo American Capital PLC, Senior Notes	5.625%	4/1/30	7,310,000		9,001,301	(b)
Steel Dynamics Inc., Senior Notes	3.250%	1/15/31	5,010,000		5,425,093
Total Materials					14,426,394
Total Corporate Bonds & Notes (Cost — $297,772,002)					310,805,182
U.S. Government & Agency Obligations — 24.8%
U.S. Government Obligations — 24.8%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.154%)	0.254%	1/31/22	25,715,000		25,756,428	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.114%)	0.214%	4/30/22	132,925,000		133,084,341	(a)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.055%)	0.155%	7/31/22	24,465,000		24,468,236	(a)
Total U.S. Government & Agency Obligations (Cost — $183,173,710)					183,309,005
Sovereign Bonds — 16.7%
Brazil — 3.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	60,640,000	BRL	11,578,528
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	57,800,000	BRL	11,354,829
Total Brazil					22,933,357
Colombia — 4.2%
Colombian TES, Bonds	6.000%	4/28/28	115,080,000,000	COP	31,073,498
Indonesia — 3.8%
Indonesia Treasury Bond	9.000%	3/15/29	274,700,000,000	IDR	21,469,801
Indonesia Treasury Bond	8.750%	2/15/44	89,300,000,000	IDR	6,777,641
Total Indonesia					28,247,442

See Notes to Financial Statements.

18	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

BrandywineGLOBAL — Global Unconstrained Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — 5.6%
Mexican Bonos, Bonds	8.000%	11/7/47	156,000,000	MXN	$8,011,626
Mexican Bonos, Senior Notes	8.500%	5/31/29	92,000,000	MXN	5,064,196
Mexican Bonos, Senior Notes	7.750%	11/23/34	129,900,000	MXN	6,760,263
Mexican Bonos, Senior Notes	8.500%	11/18/38	395,800,000	MXN	21,680,133
Total Mexico					41,516,218
Total Sovereign Bonds (Cost — $143,946,729)					123,770,515
Collateralized Mortgage Obligations (c) — 12.5%
Angel Oak Mortgage Trust, 2019-6 A1	2.620%	11/25/59	6,120,550		6,189,606	(a)(b)
Angel Oak Mortgage Trust I LLC, 2019-2 A1	3.628%	3/25/49	3,438,821		3,525,889	(a)(b)
Benchmark Mortgage Trust, 2020-B16 A5	2.732%	2/15/53	11,560,000		12,545,824
Commercial Mortgage Trust, 2017-COR2 A3	3.510%	9/10/50	11,925,000		13,336,679
Commercial Mortgage Trust, 2017-PANW D	3.935%	10/10/29	4,900,000		5,064,736	(a)(b)
CSMC Trust, 2019-ICE4 A (1 mo. USD LIBOR + 0.980%)	1.128%	5/15/36	5,365,000		5,372,493	(a)(b)
DBRR Trust, 2011-LC2 A4A	4.537%	7/12/44	9,248,904		9,304,801	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K087 A2	3.771%	12/25/28	12,130,000		14,462,026
IM Pastor Fondo de Titulizacion de Activos, 4 A (3 mo. EURIBOR + 0.140%, 0.000%floor)	0.000%	3/22/44	3,615,096	EUR	3,862,078	(a)(d)
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34 A3	3.276%	11/15/52	8,755,000		9,668,878
Residential Mortgage Loan Trust, 2019-3 A1	2.633%	9/25/59	8,499,364		8,677,875	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $89,653,771)					92,010,885
Asset-Backed Securities — 2.4%
Towd Point Mortgage Trust, 2018-3 A2	3.875%	5/25/58	2,545,000		2,751,330	(a)(b)
Towd Point Mortgage Trust, 2018-5 A1	3.250%	7/25/58	14,259,689		15,108,990	(a)(b)
Total Asset-Backed Securities (Cost — $17,194,068)					17,860,320
Total Investments before Short-Term Investments (Cost — $731,740,280)					727,755,907

			Shares
Short-Term Investments — 1.4%
JPMorgan U.S. Government Money Market Fund, Institutional Class (Cost — $10,746,028)	0.007%		10,746,028		10,746,028
Total Investments — 99.9% (Cost — $742,486,308)					738,501,935
Other Assets in Excess of Liabilities — 0.1%					405,717
Total Net Assets — 100.0%					$738,907,652

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	19

Schedule of investments (cont’d)

October 31, 2020

BrandywineGLOBAL — Global Unconstrained Bond Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

COP	— Colombian Peso

EUR	— Euro

EURIBOR	— Euro Interbank Offered Rate

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At October 31, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	57,420,000	USD	37,869,064	HSBC Securities Inc.	11/4/20	$97,040
NZD	55,450,000	USD	37,046,422	JPMorgan Chase & Co.	11/4/20	(382,882)
USD	75,052,906	NZD	112,870,000	JPMorgan Chase & Co.	11/4/20	423,262
MXN	729,700,000	USD	32,090,947	Citibank N.A.	11/5/20	2,284,505
USD	15,298,626	MXN	345,700,000	Citibank N.A.	11/5/20	(986,962)
USD	19,222,118	MXN	410,200,000	Citibank N.A.	11/5/20	(102,002)
USD	22,731,633	MXN	525,500,000	Citibank N.A.	11/5/20	(2,024,157)
MXN	65,500,000	USD	2,988,885	HSBC Securities Inc.	11/5/20	96,755
MXN	486,200,000	USD	22,390,775	JPMorgan Chase & Co.	11/5/20	513,631
PEN	50,800,000	USD	14,480,773	HSBC Securities Inc.	11/6/20	(430,546)
USD	14,294,156	PEN	50,800,000	HSBC Securities Inc.	11/6/20	243,929
USD	14,531,382	ZAR	249,700,000	JPMorgan Chase & Co.	11/13/20	(788,020)
ZAR	249,700,000	USD	14,884,092	JPMorgan Chase & Co.	11/13/20	435,310

See Notes to Financial Statements.

20	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

BrandywineGLOBAL — Global Unconstrained Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	36,000,000	USD	488,225	Citibank N.A.	11/17/20	$(35,876)
RUB	44,000,000	USD	592,547	Citibank N.A.	11/17/20	(39,676)
RUB	567,000,000	USD	7,504,964	Citibank N.A.	11/17/20	(380,464)
RUB	945,000,000	USD	12,603,361	Citibank N.A.	11/17/20	(729,196)
RUB	3,729,000,000	USD	48,803,151	Citibank N.A.	11/17/20	(1,947,318)
USD	32,296,560	RUB	2,513,000,000	Citibank N.A.	11/17/20	720,076
HUF	6,690,000,000	USD	22,152,245	HSBC Securities Inc.	11/18/20	(917,657)
HUF	11,450,000,000	USD	37,315,257	HSBC Securities Inc.	11/18/20	(972,054)
USD	57,838,486	HUF	18,140,000,000	HSBC Securities Inc.	11/18/20	260,695
CZK	855,000,000	USD	37,342,767	HSBC Securities Inc.	11/19/20	(796,027)
GBP	16,520,000	USD	21,865,707	HSBC Securities Inc.	11/20/20	(461,321)
GBP	21,300,000	USD	27,953,545	HSBC Securities Inc.	11/20/20	(355,881)
USD	14,803,200	GBP	11,580,000	HSBC Securities Inc.	11/20/20	(200,600)
AUD	31,390,000	USD	22,378,057	HSBC Securities Inc.	11/25/20	(311,096)
AUD	53,010,000	USD	38,967,651	HSBC Securities Inc.	11/25/20	(1,701,975)
USD	36,804,669	AUD	52,030,000	HSBC Securities Inc.	11/25/20	227,926
AUD	52,030,000	USD	37,431,683	JPMorgan Chase & Co.	11/25/20	(854,940)
USD	38,018,242	AUD	53,010,000	JPMorgan Chase & Co.	11/25/20	752,565
CLP	35,410,000,000	USD	46,242,246	HSBC Securities Inc.	12/4/20	(458,919)
USD	15,196,874	CLP	11,980,000,000	HSBC Securities Inc.	12/4/20	(292,656)
GBP	42,740,000	USD	56,852,534	Citibank N.A.	12/8/20	(1,467,479)
USD	22,367,604	GBP	16,880,000	JPMorgan Chase & Co.	12/8/20	493,487
MYR	146,500,000	USD	35,190,968	Goldman Sachs Group Inc.	12/10/20	23,121
USD	34,901,727	MYR	146,500,000	Goldman Sachs Group Inc.	12/10/20	(312,362)
USD	86,521,344	CHF	78,490,000	Goldman Sachs Group Inc.	12/11/20	813,017
KRW	9,710,000,000	USD	8,195,476	HSBC Securities Inc.	12/11/20	361,651
USD	8,305,641	KRW	9,710,000,000	HSBC Securities Inc.	12/11/20	(251,486)
EUR	33,330,000	USD	39,179,082	Citibank N.A.	1/12/21	(289,685)
USD	43,938,520	EUR	37,460,000	Citibank N.A.	1/12/21	230,245
USD	22,538,069	EUR	19,060,000	HSBC Securities Inc.	1/12/21	298,888
BRL	32,340,000	USD	5,779,025	HSBC Securities Inc.	1/14/21	(157,860)
COP	160,030,000,000	USD	41,281,552	JPMorgan Chase & Co.	1/22/21	(93,174)
IDR	33,450,000,000	USD	2,247,229	JPMorgan Chase & Co.	1/26/21	21,228
USD	37,197,618	ZAR	616,000,000	HSBC Securities Inc.	1/29/21	(257,996)
MXN	410,200,000	USD	19,031,270	Citibank N.A.	2/3/21	102,610
Total						$(9,600,326)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	21

Schedule of investments (cont’d)

October 31, 2020

BrandywineGLOBAL — Global Unconstrained Bond Fund

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CHF	— Swiss Franc

CLP	— Chilean Peso

COP	— Colombian Peso

CZK	— Czech Koruna

EUR	— Euro

GBP	— British Pound

HUF	— Hungarian Forint

IDR	— Indonesian Rupiah

KRW	— South Korean Won

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

NZD	— New Zealand Dollar

PEN	— Peruvian Nuevo Sol

RUB	— Russian Ruble

USD	— United States Dollar

ZAR	— South African Rand

Summary of Investments by Country (unaudited)
United States	68.8%
Mexico	8.7
Canada	6.5
Colombia	4.2
Indonesia	3.8
Brazil	3.1
Germany	1.7
South Africa	1.2
Spain	0.5
Short-Term Investments	1.5
100.0%

See Notes to Financial Statements.

22	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Statement of assets and liabilities

October 31, 2020

Assets:
Investments, at value (Cost — $742,486,308)	$738,501,935
Foreign currency, at value (Cost — $336)	335
Cash	2,390,000
Unrealized appreciation on forward foreign currency contracts	8,399,941
Interest receivable	5,595,537
Deposits with brokers for OTC derivatives	3,650,000
Receivable for Fund shares sold	628,241
Deposits with brokers for centrally cleared swap contracts	210
Prepaid expenses	74,875
Total Assets	759,241,074

Liabilities:
Unrealized depreciation on forward foreign currency contracts	18,000,267
Payable for Fund shares repurchased	956,914
Investment management fee payable	439,916
Accrued foreign capital gains tax	259,980
Payable for securities purchased	220,518
Deposits from brokers for OTC derivatives	160,000
Trustees’ fees payable	7,200
Service and/or distribution fees payable	6,844
Accrued expenses	281,783
Total Liabilities	20,333,422
Total Net Assets	$738,907,652

Net Assets:
Par value (Note 7)	$621
Paid-in capital in excess of par value	849,710,987
Total distributable earnings (loss)	(110,803,956)	†
Total Net Assets	$738,907,652

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	23

Statement of assets and liabilities (cont’d)

October 31, 2020

Net Assets:
Class A	$21,144,982
Class C	$2,340,584
Class C1	$316,680
Class FI	$73,378
Class R	$50,704
Class I	$464,687,582
Class IS	$250,293,742

Shares Outstanding:
Class A	1,793,930
Class C	201,572
Class C1	27,135
Class FI	6,151
Class R	4,324
Class I	39,115,645
Class IS	20,997,625

Net Asset Value:
Class A (and redemption price)	$11.79
Class C*	$11.61
Class C1 (and redemption price)	$11.67
Class FI (and redemption price)	$11.93
Class R (and redemption price)	$11.73
Class I (and redemption price)	$11.88
Class IS (and redemption price)	$11.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$12.06

†	Net of accrued foreign capital gains tax of $259,980.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Interest	$25,654,739
Less: Foreign taxes withheld	(592,814)
Total Investment Income	25,061,925

Expenses:
Investment management fee (Note 2)	5,311,703
Transfer agent fees (Note 5)	1,147,142
Custody fees	195,178
Registration fees	153,681
Trustees’ fees	131,409
Service and/or distribution fees (Notes 2 and 5)	91,367
Legal fees	91,264
Fund accounting fees	76,478
Audit and tax fees	50,287
Commitment fees (Note 8)	49,756
Fees recaptured by investment manager (Note 2)	37,886
Shareholder reports	29,551
Insurance	14,066
Interest expense	3,623
Miscellaneous expenses	34,402
Total Expenses	7,417,793
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(671,721)
Net Expenses	6,746,072
Net Investment Income	18,315,853

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(26,241,331)	†
Futures contracts	21,322,244
Forward foreign currency contracts	(9,111,702)
Foreign currency transactions	(771,200)
Net Realized Loss	(14,801,989)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,406,302	‡
Futures contracts	(6,649,086)
Forward foreign currency contracts	(9,928,786)
Foreign currencies	(111,443)
Change in Net Unrealized Appreciation (Depreciation)	4,716,987
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(10,085,002)
Increase in Net Assets From Operations	$8,230,851

†	Net of foreign capital gains tax of $30,337.

‡	Net of change in accrued foreign capital gains tax of $259,980.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	25

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$18,315,853	$41,841,823
Net realized loss	(14,801,989)	(123,673,697)
Change in net unrealized appreciation (depreciation)	4,716,987	140,836,556
Increase in Net Assets From Operations	8,230,851	59,004,682

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(4,700,061)	(6,000,060)
Decrease in Net Assets From Distributions to Shareholders	(4,700,061)	(6,000,060)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	163,841,985	293,499,515
Reinvestment of distributions	3,877,027	5,176,861
Cost of shares repurchased	(428,037,366)	(719,485,731)
Decrease in Net Assets From Fund Share Transactions	(260,318,354)	(420,809,355)
Decrease in Net Assets	(256,787,564)	(367,804,733)

Net Assets:
Beginning of year	995,695,216	1,363,499,949
End of year	$738,907,652	$995,695,216

See Notes to Financial Statements.

26	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.62	$11.14	$12.28	$11.77	$11.75

Income (loss) from operations:
Net investment income	0.22	0.38	0.35	0.29	0.26
Net realized and unrealized gain (loss)	(0.00) [2]	0.14	(0.92)	0.35	0.12
Total income (loss) from operations	0.22	0.52	(0.57)	0.64	0.38

Less distributions from:
Net investment income	(0.05)	(0.04)	(0.39)	(0.13)	(0.20)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.05)	(0.04)	(0.57)	(0.13)	(0.36)

Net asset value, end of year	$11.79	$11.62	$11.14	$12.28	$11.77
Total return[3]	1.89%	4.69%	(4.84)%	5.45%	3.37%

Net assets, end of year (000s)	$21,145	$29,822	$67,791	$126,963	$363,993

Ratios to average net assets:
Gross expenses[4]	1.21%	1.39%	1.29%	1.35%	1.31%
Net expenses[4,5,6]	1.20	1.20	1.20	1.20	1.20
Net investment income	1.87	3.28	2.91	2.44	2.23

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.49	$11.07	$12.19	$11.72	$11.75

Income (loss) from operations:
Net investment income	0.14	0.30	0.28	0.22	0.18
Net realized and unrealized gain (loss)	(0.01)	0.15	(0.91)	0.33	0.13
Total income (loss) from operations	0.13	0.45	(0.63)	0.55	0.31

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.31)	(0.08)	(0.18)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.01)	(0.03)	(0.49)	(0.08)	(0.34)

Net asset value, end of year	$11.61	$11.49	$11.07	$12.19	$11.72
Total return[2]	1.18%	4.13%	(5.46)%	4.69%	2.74%

Net assets, end of year (000s)	$2,341	$3,064	$5,429	$8,313	$10,307

Ratios to average net assets:
Gross expenses	1.85%	1.84%	1.83%	1.82%	1.83%
Net expenses[3]	1.85 [4]	1.84 [4]	1.83	1.82 [4]	1.83
Net investment income	1.21	2.65	2.31	1.87	1.59

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C1 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.52	$11.08	$12.22	$11.73	$11.76

Income (loss) from operations:
Net investment income	0.17	0.33	0.31	0.25	0.20
Net realized and unrealized gain (loss)	(0.01)	0.14	(0.92)	0.34	0.11
Total income (loss) from operations	0.16	0.47	(0.61)	0.59	0.31

Less distributions from:
Net investment income	(0.01)	(0.03)	(0.35)	(0.10)	(0.18)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.01)	(0.03)	(0.53)	(0.10)	(0.34)

Net asset value, end of year	$11.67	$11.52	$11.08	$12.22	$11.73
Total return[2]	1.44%	4.28%	(5.18)%	5.04%	2.80%

Net assets, end of year (000s)	$317	$434	$1,643	$2,016	$2,552

Ratios to average net assets:
Gross expenses	1.63%	1.60%	1.56%	1.60%[3]	1.70%[3]
Net expenses[4]	1.63 [5]	1.59 [5]	1.56	1.58 [3,5]	1.70 [3]
Net investment income	1.44	2.94	2.59	2.10	1.73

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.76	$11.20	$12.33	$11.77	$11.74

Income (loss) from operations:
Net investment income	0.21	0.42	0.36	0.30	0.27
Net realized and unrealized gain (loss)	0.01 [2]	0.17	(0.94)	0.31	0.12
Total income (loss) from operations	0.22	0.59	(0.58)	0.61	0.39

Less distributions from:
Net investment income	(0.05)	(0.03)	(0.37)	(0.05)	(0.20)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.05)	(0.03)	(0.55)	(0.05)	(0.36)

Net asset value, end of year	$11.93	$11.76	$11.20	$12.33	$11.77
Total return[3]	1.90%	5.31%	(4.86)%	5.18%	3.46%

Net assets, end of year (000s)	$73	$49	$128	$545	$3,294

Ratios to average net assets:
Gross expenses	1.18%	1.25%[4]	1.18%	1.15%	1.14%
Net expenses[5]	1.18 [6]	1.20 [4,6]	1.18	1.15	1.14
Net investment income	1.79	3.29 [4]	2.94	2.60	2.32

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Ratios for the year ended October 31, 2019 do not reflect the one-time transfer agent fee adjustment of $306 related to a prior period over accrual. If this adjustment were included, the gross expense, net expense and net investment income ratios for Class FI shares for the year ended October 31, 2019 would have been 0.81%, 0.81%, and 3.68%, respectively.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.58	$11.12	$12.27	$11.79	$11.80

Income (loss) from operations:
Net investment income	0.18	0.34	0.33	0.27	0.22
Net realized and unrealized gain (loss)	0.01 [2]	0.15	(0.92)	0.33	0.12
Total income (loss) from operations	0.19	0.49	(0.59)	0.60	0.34

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.38)	(0.12)	(0.19)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.04)	(0.03)	(0.56)	(0.12)	(0.35)

Net asset value, end of year	$11.73	$11.58	$11.12	$12.27	$11.79
Total return[3]	1.64%	4.43%	(4.97)%	5.04%	3.03%

Net assets, end of year (000s)	$51	$50	$48	$12	$12

Ratios to average net assets:
Gross expenses	1.47%[4]	1.47%[4]	1.45%[4]	2.22%	1.58%[4]
Net expenses[5]	1.45 [4,6]	1.45 [4,6]	1.45 [4]	1.45 [6]	1.45 [4,6]
Net investment income	1.58	2.98	2.76	2.24	1.94

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.69	$11.18	$12.32	$11.82	$11.77

Income (loss) from operations:
Net investment income	0.26	0.41	0.40	0.35	0.30
Net realized and unrealized gain (loss)	(0.00) [2]	0.15	(0.92)	0.32	0.12
Total income (loss) from operations	0.26	0.56	(0.52)	0.67	0.42

Less distributions from:
Net investment income	(0.07)	(0.05)	(0.44)	(0.17)	(0.21)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.07)	(0.05)	(0.62)	(0.17)	(0.37)

Net asset value, end of year	$11.88	$11.69	$11.18	$12.32	$11.82
Total return[3]	2.24%	5.05%	(4.45)%	5.70%	3.73%

Net assets, end of year (millions)	$465	$541	$729	$799	$575

Ratios to average net assets:
Gross expenses[4]	0.98%	0.99%	0.93%	0.89%	0.86%
Net expenses[4,5,6]	0.85	0.85	0.85	0.85	0.85
Net investment income	2.20	3.60	3.31	2.86	2.59

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$11.73	$11.20	$12.35	$11.84	$11.78

Income (loss) from operations:
Net investment income	0.27	0.43	0.41	0.36	0.31
Net realized and unrealized gain (loss)	(0.01)	0.16	(0.93)	0.34	0.12
Total income (loss) from operations	0.26	0.59	(0.52)	0.70	0.43

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.45)	(0.19)	(0.21)
Net realized gains	—	—	(0.18)	—	(0.16)
Total distributions	(0.07)	(0.06)	(0.63)	(0.19)	(0.37)

Net asset value, end of year	$11.92	$11.73	$11.20	$12.35	$11.84
Total return[2]	2.28%	5.26%	(4.41)%	5.87%	3.85%

Net assets, end of year (millions)	$250	$422	$559	$677	$507

Ratios to average net assets:
Gross expenses	0.76%[3]	0.76%	0.73%	0.73%	0.72%
Net expenses[4]	0.75 [3,5]	0.75 [5]	0.73	0.73	0.72
Net investment income	2.34	3.71	3.42	2.99	2.71

Portfolio turnover rate	107%	44%	46%	62%	30%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

BrandywineGLOBAL — Global Unconstrained Bond Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

34	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$310,805,182	—	$310,805,182
U.S. Government & Agency Obligations	—	183,309,005	—	183,309,005
Sovereign Bonds	—	123,770,515	—	123,770,515
Collateralized Mortgage Obligations	—	92,010,885	—	92,010,885
Asset-Backed Securities	—	17,860,320	—	17,860,320
Total Long-Term Investments	—	727,755,907	—	727,755,907
Short-Term Investments†	$10,746,028	—	—	10,746,028
Total Investments	$10,746,028	$727,755,907	—	$738,501,935
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$8,399,941	—	$8,399,941
Total	$10,746,028	$736,155,848	—	$746,901,876

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$18,000,267	—	$18,000,267

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

36	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

38	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2020, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $18,000,267. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

As of October 31, 2020, the Fund has posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $3,650,000 which could be used to reduce the required payment.

At October 31, 2020, the Fund held cash collateral from JPMorgan Chase & Co. in the amount of $160,000. This amount can be used to reduce the Fund’s exposure to the counterparty in the event of default.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

40	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2020, there were $259,980 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Brandywine Global were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.70%, 1.20%, 1.45%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $671,721.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires October 31, 2021	$94,483	—	—	—	—	$568,795	—
Expires October 31, 2022	79,634	$271	$83	$4	$12	929,947	$29,619
Expires October 31, 2023	2,831	50	7	1	11	631,583	25,026
Total fee waivers/expense reimbursements subject to recapture	$176,948	$321	$90	$5	$23	$2,130,325	$54,645

For the year ended October 31, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class R	Class I	Class IS
LMPFA recaptured	$26,319	$8	$1,580	$9,979

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C1 shares are not available for purchase by new or existing investors. Class C1 shares will continue to be available for dividend

42	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

reinvestment and incoming exchanges. There is a CDSC of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment.

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$1,286	—
CDSCs	—	$6

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$364,311,437	$477,426,290
Sales	585,089,039	483,588,136

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$742,568,896	$20,194,673	$(24,261,634)	$(4,066,961)
Forward foreign currency contracts	—	8,399,941	(18,000,267)	(9,600,326)

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2020.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$8,399,941

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$18,000,267

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$21,322,244	—	$21,322,244
Forward foreign currency contracts	—	$(9,111,702)	(9,111,702)
Total	$21,322,244	$(9,111,702)	$12,210,542

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(6,649,086)	—	$(6,649,086)
Forward foreign currency contracts	—	$(9,928,786)	(9,928,786)
Total	$(6,649,086)	$(9,928,786)	$(16,577,872)

44	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

During the year ended October 31, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$40,642,026
Futures contracts (to sell)†	42,598,194
Forward foreign currency contracts (to buy)	815,114,096
Forward foreign currency contracts (to sell)	704,474,457

† At October 31, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	$3,337,436	$(8,002,815)	$(4,665,379)	$2,280,000	$(2,385,379)
Goldman Sachs Group Inc.	836,138	(312,362)	523,776	290,000	813,776
HSBC Securities Inc.	1,586,884	(7,566,074)	(5,979,190)	1,080,000	(4,899,190)
JPMorgan Chase & Co.	2,639,483	(2,119,016)	520,467	(160,000)	360,467
Total	$8,399,941	$(18,000,267)	$(9,600,326)	$3,490,000	$(6,110,326)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

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Notes to financial statements (cont’d)

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$61,788	$25,696
Class C	26,550	2,705
Class C1	2,620	467
Class FI	159	120
Class R	250	103
Class I	—	1,108,848
Class IS	—	9,203
Total	$91,367	$1,147,142

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,192
Class C	90
Class C1	11
Class FI	2
Class R	12
Class I	638,609
Class IS	29,805
Total	$671,721

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class A	$95,432	$208,161
Class C	3,331	12,250
Class C1	409	4,899
Class FI	204	248
Class R	160	135
Class I	2,660,828	3,198,759
Class IS	1,939,697	2,575,608
Total	$4,700,061	$6,000,060

7. Shares of beneficial interest

At October 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

46	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	264,754	$3,058,408	328,506	$3,775,507
Shares issued on reinvestment	8,606	93,377	18,389	206,146
Shares repurchased	(1,045,653)	(11,923,153)	(3,867,837)	(43,972,745)
Net decrease	(772,293)	$(8,771,368)	(3,520,942)	$(39,991,092)

Class C
Shares sold	14,992	$174,514	43,877	$492,466
Shares issued on reinvestment	261	2,805	994	11,074
Shares repurchased	(80,332)	(913,198)	(268,843)	(3,054,203)
Net decrease	(65,079)	$(735,879)	(223,972)	$(2,550,663)

Class C1
Shares sold	2	$19	152	$2,155
Shares issued on reinvestment	37	402	425	4,738
Shares repurchased	(10,531)	(123,077)	(111,229)	(1,284,407)
Net decrease	(10,492)	$(122,656)	(110,652)	$(1,277,514)

Class FI
Shares sold	2,261	$24,574	—	—
Shares issued on reinvestment	19	204	22	$248
Shares repurchased	(304)	(3,592)	(7,313)	(83,254)
Net increase (decrease)	1,976	$21,186	(7,291)	$(83,006)

Class R
Shares sold	11	$121	21	$241
Shares issued on reinvestment	15	160	12	135
Shares repurchased	(31)	(361)	(2)	(20)
Net increase (decrease)	(5)	$(80)	31	$356

Class I
Shares sold	10,847,622	$126,948,998	14,598,401	$167,254,068
Shares issued on reinvestment	170,214	1,858,732	213,028	2,394,440
Shares repurchased	(18,138,130)	(207,517,404)	(33,828,591)	(386,240,167)
Net decrease	(7,120,294)	$(78,709,674)	(19,017,162)	$(216,591,659)

Class IS
Shares sold	2,860,423	$33,635,351	10,594,368	$121,975,078
Shares issued on reinvestment	175,465	1,921,347	227,360	2,560,080
Shares repurchased	(17,995,805)	(207,556,581)	(24,775,014)	(284,850,935)
Net decrease	(14,959,917)	$(171,999,883)	(13,953,286)	$(160,315,777)

8. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”) from the

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. For the year ended October 31, 2020, the Fund incurred a commitment fee in the amount of $49,756. The Fund did not utilize the Redemption Facility during the year ended October 31, 2020.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$4,700,061	$6,000,060

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,610,258
Deferred capital losses*	(109,048,296)
Other book/tax temporary differences(a)	8,623,552
Unrealized appreciation (depreciation)(b)	(13,989,470)
Total distributable earnings (loss) — net	$(110,803,956)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to

48	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

11. Subsequent event

Effective November 16, 2020, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed or otherwise terminated sooner in accordance with its terms, the agreement will terminate on November 15, 2021. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility; there is an annual upfront fee of 0.06% of the $190 million Redemption Facility. These fees are allocated to all Participating Funds pro rata based on net assets.

BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report	49

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of BrandywineGLOBAL — Global Unconstrained Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Unconstrained Bond Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 22, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

50	BrandywineGLOBAL — Global Unconstrained Bond Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to the Fund’s subadviser. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	473,196,927.549	3,300,360.787	10,305,154.191	0
To Approve a New Subadvisory Agreement with Brandywine Global Investment Management, LLC	472,968,112.948	3,430,175.838	10,404,153.741	0

BrandywineGLOBAL — Global Unconstrained Bond Fund	51

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

52	BrandywineGLOBAL — Global Unconstrained Bond Fund

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

BrandywineGLOBAL — Global Unconstrained Bond Fund	53

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of BrandywineGLOBAL — Global Unconstrained Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940

Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944

Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

54	BrandywineGLOBAL — Global Unconstrained Bond Fund

Independent Trustees† (cont’d)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

BrandywineGLOBAL — Global Unconstrained Bond Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

56	BrandywineGLOBAL — Global Unconstrained Bond Fund

Independent Trustees† (cont’d)

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

BrandywineGLOBAL — Global Unconstrained Bond Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

58	BrandywineGLOBAL — Global Unconstrained Bond Fund

Additional Officers (cont’d)

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

BrandywineGLOBAL — Global Unconstrained Bond Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

60	BrandywineGLOBAL — Global Unconstrained Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	3/30/2020
Payable date:	3/31/2020
Interest from Federal Obligations	7.92%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

BrandywineGLOBAL — Global Unconstrained Bond Fund	61

BrandywineGLOBAL —

Global Unconstrained Bond Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

BrandywineGLOBAL — Global Unconstrained Bond Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

BrandywineGLOBAL — Global Unconstrained Bond Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of BrandywineGLOBAL — Global Unconstrained Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014206 12/20 SR20-4034

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $208,901 in October 31, 2019 and $200,329 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2019 and $0 in October 31, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $526,116 in October 31, 2019 and $888,953 in October 31, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 28, 2020